Land Use Rights, net	12 Months Ended
Dec. 31, 2025
Land Use Rights, net
Land Use Rights, net
Land Use Rights, net
7.	Land Use Rights, net

Land use rights represent acquired right to use the land on which the Group’s offices and warehouses are built. In 2024, the Group obtained the land use rights in Beijing from the local authorities. Amortization of the land use right is made over the remaining term of the land use right period from the date when the land was made available for use by the Group. The land use rights, net are summarized as follows (in thousands):

	December 31,	December 31,
	2024	2025
	RMB	RMB
Cost	4,801,005	4,784,572
Incentive payment from local government	(15,000)	(15,000)
Accumulated amortization	(599,256)	(722,217)
Impairment	(14,284)	—
Land use right, net	4,172,465	4,047,355

The total amortization expense for each of the years ended December 31, 2023, 2024 and 2025 amounted to approximately RMB101.9 million, RMB112.8 million and RMB125.6 million, respectively.